Exhibit 1

Joint Filing Agreement

In accordance with Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to shares of Class A Common Stock, $0.0001 par value per share, of ATI Physical Therapy, Inc., a Delaware corporation, and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 28th day of June, 2021.

ADVENT INTERNATIONAL CORPORATION

/s/ James Westra
Name: James Westra
Title: General Counsel and Managing Partner

WILCO ACQUISITION, LP By: WILCO GP, INC., GENERAL PARTNER

/s/ John Maldonado
Name: John Maldonado
Title: President

WILCO GP, INC.

/s/ John Maldonado
Name: John Maldonado
Title: President

ADVENT INTERNATIONAL GPE VII LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-B LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-C LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-D LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-F LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-G LIMITED PARTNERSHIP

	By: GPE VII GP S.A.R.L., GENERAL PARTNER	/s/ Jarlyth Gibson
	By: ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER	Jarlyth Gibson, Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

Name:	/s/ James Westra
James Westra
Title: General Counsel and Managing Partner

ADVENT INTERNATIONAL GPE VII-A LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-E LIMITED PARTNERSHIP
ADVENT INTERNATIONAL GPE VII-H LIMITED PARTNERSHIP

By: GPE VII GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE VII, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER

Name:	/s/ James Westra
James Westra
Title: General Counsel and Managing Partner

ADVENT PARTNERS GPE VII 2014 LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII 2014 CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII—A 2014 LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII—A 2014 CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII—B CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII—A CAYMAN LIMITED PARTNERSHIP
ADVENT PARTNERS GPE VII—A LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VII, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER /s/ James Westra
Name: James Westra
Title: General Counsel and Managing Partner

GPE VII ATI CO-INVESTMENT LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VII, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER /s/ James Westra
Name: James Westra
Title: General Counsel and Managing Partner

GPE VII GP S.A.R.L.

By: ADVENT INTERNATIONAL GPE VII, LLC, MANAGER

By: ADVENT INTERNATIONAL CORPORATION, MANAGER /s/ James Westra	/s/ Jarlyth Gibson Jarlyth Gibson, Manager
Name: James Westra
Title: General Counsel and Managing Partner

GPE VII GP LIMITED PARTNERSHIP

By: ADVENT INTERNATIONAL GPE VII, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER /s/ James Westra
Name: James Westra
Title: General Counsel and Managing Partner

ADVENT INTERNATIONAL GPE VII, LLC

By: ADVENT INTERNATIONAL CORPORATION, MANAGER /s/ James Westra
Name: James Westra
Title: General Counsel and Managing Partner

42